Exhibit 10.9.3

FIRST AMENDMENT
TO THE
ALLIANT TECHSYSTEMS INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN

Alliant Techsystems Inc., a Delaware corporation (hereinafter sometimes referred to as “ATK”), pursuant to the authority and power reserved to it in Section 9.1 of the Alliant Techsystems Inc. Nonqualified Deferred Compensation Plan (hereinafter referred to as the “Plan”), hereby adopts and publishes this First Amendment to said Plan effective as of February 2, 2004.

1.                                      Section 1 of said Plan shall be, and hereby is, amended by deleting subsection 1.2.17 of Section 1.2 thereof in its entirety and substituting therefor the following subsection 1.2.17:

1.2.17.               Participant – an employee of an Employer who is designated as or determined to be eligible to participate in the Plan in accordance with the provisions of Section 2 and who has elected to defer compensation under Section 3, or an employee or former employee of Thiokol who is designated as or determined to be eligible to participate in the Plan in accordance with the provisions of Section 2, who has been determined to be eligible to participate in the Plan based upon participation in the Thiokol Deferred Executive Bonus Program and for whom amounts allocated to accounts under that program are transferred to and credited to Transfer Accounts under this Plan.  A Participant shall be considered to continue as a Participant in this Plan until the date of the Participant’s death or, if earlier, the date when the Participant no longer has any Account under this Plan (that is, the Participant has received a distribution of all of the amounts credited to the Account of the Participant).

2.                                      Section 1 of said Plan shall be, and hereby is, further amended by designating subsection 1.2.23 of Section 1.2 thereof, the definition of the term “Valuation Date,” as subsection 1.2.24.

3.                                      Section 1 of said Plan shall be, and hereby is, further amended by adding thereto the following new subsection 1.2.23 to Section 1.2 thereof:

1.2.23.               Transfer Account – the separate bookkeeping account representing the separate unfunded and unsecured general obligation of the Employers established with respect to each person who is a Participant in this Plan for whom dollar amounts are credited pursuant to and in accordance with Section 3.7 and from which are subtracted payments or distributions made pursuant to Section 3.7 or Section 7.

4.                                      Section 2 of said Plan shall be, and hereby is, amended by deleting Section 2.1 thereof in its entirety and substituting therefor the following Section 2.1:

2.1                                 Eligibility.  Eligibility to participate in the Plan shall be governed by and determined in accordance with the provisions of Section 2.1.1 and Section 2.1.2.

2.1.1.                     Eligibility to Participate.  Eligibility to participate in the Plan shall be determined based upon the requirements of the provisions of paragraphs (a) and (b) must be satisfied.

(a)                                  Eligibility to participate in the Plan shall be limited to only the following classifications of employees:

(i)                                     any employee of an Employer who is eligible to participate in a Bonus Plan and who is selected for participation in this Plan by the CEO (or any person authorized to act on behalf of the CEO by the Committee) and, with respect to any Section 16 Officer, is selected for participation in this Plan by the Committee;

(ii)                                  any employee who is an active participant in the Alliant Techsystems Inc. Management Deferred Compensation Plan who elects, effective as of January 1, 2003, to cease participation in that plan, resulting in the termination of salary and bonus deferral elections made in accordance with that plan by the participant and the cessation of amounts credited to any account of the participant under that plan, and to participate in this Plan; and

(iii)                               any employee or former employee of Thiokol who was an active participant in the Thiokol Deferred Executive Bonus Program and who has not yet received the entire benefit payable to such person under that program and with respect to whom the balance of the amount allocated to the account of that person pursuant to the Thiokol Deferred Executive Bonus Program shall be transferred to and credited to a Transfer Account established and maintained under the Plan for such person by reason of the consolidation and merger of the Thiokol Deferred Executive Bonus Program with and into this Plan in a manner consistent with the requirements of section 414(l) of the Internal Revenue Code and section 1.414(l)-1 of the Treasury Regulations regarding a merger and consolidation of assets and liabilities, but without regard to any actual merger and consolidation of assets.

(b)                                 Subject to Section 2.2 of the Plan, such an eligible employee or person must then be selected for participation in the Plan by the CEO (or any person authorized to act on behalf of the CEO by the Committee) and, with respect to any Section 16 Officer, is selected for participation in the Plan by the Committee, and shall be eligible to become a Participant as of the day designated by the CEO or, with respect to a Section 16 Officer, the Committee (or, if the CEO or the Committee does not designate a day of initial participation, as of the first day of the next following Plan Year).  The CEO (or the Committee) shall not select any employee for participation unless the CEO (or the Committee) determines that such employee is a member of a select group of management or highly compensated employees (as that phrase has been interpreted under ERISA).  The Committee may at any time determine that a Participant is no longer eligible to make voluntary deferrals from salary under Section 3.1, or Bonus Plan cash payments or CVA amounts under Section 3.2, or to defer any performance shares under Section 3.5, or restricted stock under Section 3.6.  The Committee also may determine that a Participant is not eligible for the credits for the Section 401(k) Plan Supplement under Section 3.3 for any Plan Year at any time before such credits have actually been made.

2.1.2.                     Determination of Eligibility.  The determinations made by the CEO and the Committee pursuant to Section 2.1.1 with respect to eligibility to participate in the Plan shall be conclusive and binding on all parties.  Furthermore, the CEO or, with respect to Section 16 Officers, the Committee may in its discretion determine that a Participant who performs or who has performed services to or with respect to an Employer is no longer eligible to develop benefits under the Plan.  In such event, any benefits payable to the Participant under the Plan will be determined as of the date such Participant ceased such eligibility and will be distributable in accordance with Section 3.7 or Section 7 of the Plan.

5.                                      Section 2 of said Plan shall be, and hereby is, further amended by deleting Section 2.2 thereof in its entirety and substituting therefor the following Section 2.2:

2.2                                 Participation.  Any person determined to be eligible to participate in the Plan under Section 2.1 shall become a Participant as of the date determined under Section 2.1, provided, however, that such person files with the Committee a completed deferral election form in accordance with the requirements of Section 3 of the Plan electing to participate in the Plan or is otherwise considered to be a Participant as of the date determined by the Committee by reason of the credit of the amount allocated to the account of such person under the Thiokol Deferred Executive Bonus Program to a Transfer Account under this Plan pursuant to Section 3.7.  Subject to the provisions of the Plan, once a person becomes a Participant in the Plan, the person shall remain a Participant until his or her death or, if earlier, the date on which occurs a distributable event under either Section 3.7 or Section 7 of the Plan and the entire benefit which may be payable to or on behalf of such Participant under the Plan have been distributed.

6.                                      Section 3 of said Plan shall be, and hereby is, amended to clarify the manner in which the Plan is intended to be construed and interpreted with respect to amounts or units that may be credited to an Account or Accounts of a Participant under the Plan by the Employer by deleting Section 3.4 thereof in its entirety and substituting therefor the following Section 3.4:

3.4                                 Employer Discretionary Supplements.  Upon written notice to a Participant and to the Committee, the CEO (or, for any Section 16 Officer, the Committee) may (but is not required to) determine at any time and from time to time that an additional amount, or amounts, or units (measured by the value of ATK common stock) shall be credited to an Account or Accounts of the Participant.  Such notice shall specify the amount, amounts, or units to be credited to the Account or Accounts of such Participant and any terms and conditions applicable with respect to any such amount, amounts or units, and shall specify the date or dates on which such amount, amounts, or units shall be credited to such Account or Accounts.  Notwithstanding Section 5, such notice may also establish vesting rules for such amount or amounts or such units, in which case a separate Account or separate Accounts may be established for such Participant.

7.                                      Section 3 of said Plan shall be, and hereby is, further amended by deleting Section 3.7 thereof in its entirety and substituting therefor the following Section 3.7:

3.7.                              Transfer Amounts.  The amounts subject to a transfer pursuant to this Section 3.7 and the requirements regarding such transfer as herein provided shall apply with respect to the benefits that may be payable under the Plan.

(a)                                  If a participant in the Alliant Techsystems Inc. Management Deferred Compensation Plan elects to cease to participate in that plan and to participate in this Plan pursuant to Section 2 of this Plan, effective as of January 1, 2003, the Participant’s elections to defer salary and bonus amounts that were made under that plan and in effect at the time of such election to cease to participate in that plan and to participate in this Plan shall terminate, effective as of January 1, 2003, and no additional amounts shall be credited to such Participant’s account or accounts under that plan as of the effective date of such election to cease to participate in that plan and to participate in this Plan.

(b)                                 If a participant in the Thiokol Deferred Executive Bonus Program becomes a Participant in this Plan pursuant to Section 2 of this Plan, effective as of February 2, 2004, the amounts that were credited to the account of such participant under that program shall be transferred to and credited to a Transfer Account established and maintained under this Plan for such participant in a manner consistent with the requirements of section 414(l) of the Internal Revenue Code and section 1.414(l)-1 of the Treasury Regulations regarding a merger or consolidation of assets and liabilities, but without regard to any actual merger or consolidation of assets.  The amount credited to a Transfer Account of a Participant who had been a participant in the Thiokol Deferred Executive Bonus Program shall be determined as of January 31, 2004, and credited to the Transfer Account under this Plan as the opening balance as of February 2, 2004.

3.7.1.                     Transfer Accounts.  The amounts subject to a transfer pursuant to this Section 3.7 shall be credited to Transfer Accounts or other Accounts (or sub-accounts) under this Plan in accordance with this Section 3.7.1.

(a)                                  Upon the election of a Participant to cease to participate in the Alliant Techsystems Inc. Management Deferred Compensation Plan and to participate in this Plan, the amounts credited to the account or accounts of that participant under the Alliant Techsystems Inc. Management Deferred Compensation Plan shall be transferred to and credited to a Transfer Account or other Account, Accounts or any sub-account established for the benefit of the Participant under the Plan and shall be subject to the terms and conditions of this Plan.  The value of the benefits that were payable to such participant under the Alliant Techsystems Inc. Management Deferred Compensation Plan shall, after such transfer and credit to such Transfer Account, or other Account, Accounts or sub-account under this Plan, be determined, except as otherwise provided under this Section 3.7, valued and payable under this Plan and no benefit shall be determined, valued or payable to or with respect to that participant under the Alliant Techsystems Inc. Management Deferred Compensation Plan, and all rights under the Alliant Techsystems Inc. Management Deferred Compensation Plan shall be waived by that participant and forfeited.

(b)                                 Effective as of February 2, 2004, the balance of any amount credited to the account of a participant in the Thiokol Deferred Executive Bonus Program as of January 31, 2004, who becomes a Participant in this Plan shall be transferred to and credited to a Transfer Account of the Participant under the Plan and shall be subject to the terms and conditions of this Plan.  The value of the benefits that were payable to the participant under the Thiokol Deferred Executive Bonus Program, which program shall be consolidated with and merged into this Plan, shall, after such transfer and credit to such Transfer Account under this Plan, be determined, valued and payable under this Plan subject to the terms and conditions of this Plan, and no benefit shall be separately determined, valued or payable to or with respect to that participant under the Thiokol Deferred Executive Bonus Program.

3.7.2.                     Distribution of Transfer Amounts.  Notwithstanding any provision in Section 7 of the Plan apparently to the contrary, and except as otherwise provided under this Section 3.7, the distribution requirements of this Section 3.7.2 shall apply.

(a)                                  With respect to amounts credited to an account, accounts or sub-accounts of a participant under the Alliant Techsystems Inc. Management Deferred Compensation Plan that have been transferred to and credited to the Transfer Account or other Account or Accounts or sub-accounts for that participant under this Plan pursuant to this Section 3.7, such amounts so credited to the Transfer Account or other Account, Accounts or sub-accounts of the Participant shall be distributed pursuant to and in accordance with the terms and conditions of this Plan, provided, however, that, subject to such terms and conditions as determined by ATK, distributions currently in effect pursuant to elections made under the Alliant Techsystems Inc. Management Deferred Compensation Plan shall continue to be made in accordance with such elections as if no amounts were transferred to or credited to Accounts under this Plan for purposes of such distributions.

(b)                                 With respect to amounts credited to the account of a participant in the Thiokol Deferred Executive Bonus Program that have been transferred to and credited to a Transfer Account for that participant under this Plan pursuant to this Section 3.7, such amounts shall be distributed pursuant to and in accordance with the terms and conditions of this Plan, which terms and conditions shall specifically include the restrictions and limitations of Section 3.7.3 hereof.

3.7.3.                     Restrictions and Limitations.  Notwithstanding any provision in Section 7 or this Section 3.7 or the Plan apparently to the contrary, the restrictions and limitations shall apply with respect to amounts subject to a transfer pursuant to this Section 3.7.

(a)                                  If a Participant in this Plan had made an in-service distribution election under the Alliant Techsystems Inc. Management Deferred Compensation Plan and such election was in effect at the time of the Participant’s election to cease to participate in that plan, that in-service distribution election shall be treated and given effect as an in-service distribution election under this Plan made in accordance with the provisions of this Plan, except, however, that such in-service distribution shall be made in accordance with the election made under the Alliant Techsystems Inc. Management Deferred Compensation Plan as if no transfer of such amount to this Plan had occurred.  Furthermore, any amount allocated by a Participant to the “restricted bonus account” under the Alliant Techsystems Inc. Management Deferred Compensation Plan at the time of the Participant’s election to cease to participate in that plan shall be allocated to a “restricted bonus sub-account” Measuring Investment established under this Plan and such amount shall continue to be subject to the restrictions and limitations applicable to that amount as if no transfer of such amount to this Plan had occurred.  Any amount allocated by a Participant to the deemed (but not actual) investment in the common stock of ATK and valued as if so invested under the Alliant Techsystems Inc. Management Deferred Compensation Plan at the time of the Participant’s election to cease to participate in that plan shall be allocated to the ATK common stock Measuring Investment established under this Plan and such amount shall be subject to the provisions of this Plan and such other terms and conditions as determined by ATK to satisfy any applicable requirements of the Sarbanes-Oxley Act of 2002, including any applicable requirements regarding notice of blackout periods pursuant to the Act and the guidance issued by the Department of Labor under section 2520.101-3 of the Department of Labor Regulations.

(b)                                 A participant in the Thiokol Deferred Executive Bonus Program who becomes a Participant in this Plan pursuant to Section 2 shall be considered a Participant in this Plan only with respect to the Transfer Account established for the benefit of the Participant pursuant to this Section 3.7 unless such Participant satisfies the definition of Participant in Section 2.1 of the Plan, has been selected for participation in the Plan as provided in Section 2.1 of the Plan, and files with the Committee a completed deferral election form in accordance with the requirements of Section 3 of the Plan and elects to participate in the Plan, in which event the benefits provided to such Participant shall be governed by the terms and conditions of the Plan and the elections made by the Participant.  The amounts allocated to the account of each such Participant under the Thiokol Deferred Executive Bonus Program shall be credited to the Transfer Account established under this Plan for each such Participant and such Transfer Account shall become subject to all of the terms and conditions of this Plan.  Accordingly, the following rules shall apply to such Transfer Account established with respect to a participant in the Thiokol Deferred Executive Bonus Program who becomes a Participant in this Plan:

(i)                                     a lump sum amount shall be determined under the Thiokol Deferred Executive Bonus Program as of January 31, 2004, and that amount shall be credited to the participant’s Transfer Account (and to any sub-accounts established thereunder) under this Plan and shown as the opening balance of the Transfer Account as of February 2, 2004;

(ii)                                  except as provided under subparagraph (v) of this paragraph (b), prior to February 2, 2004, each such Participant shall complete a distribution election form pursuant to the provisions of this Plan and all distributions from the Transfer Account of the Participant shall be made in accordance with the provisions of this Plan and the elections made by such Participant;

(iii)                               each such Participant shall be permitted to allocate amounts credited to the Participant’s Transfer Account, which amounts shall initially be allocated to the Salary-Fixed Fund Account, to the Measuring Investments made available under the Plan for purposes of measuring the value of the Participant’s Transfer Account, provided, however, that the Participant shall not be permitted to allocate amounts attributable to the transferred amounts credited to the Transfer Account to the ATK common stock Measuring Investment, except upon a subsequent reallocation of the amounts attributable to such transferred amounts held in the Transfer Account in compliance with the terms and conditions set forth in Sections 4.3 and 4.4 of the Plan; and, the Participant shall, pursuant to Section 4, be permitted to request to allocate or reallocate amounts credited to the Transfer Account among one or more Measuring Investments, including the ATK common stock Measuring Investment pursuant to and in accordance with Section 4.4 of the Plan;

(iv)                              the Transfer Account of each such Participant shall be fully (100%) vested and nonforfeitable at all times (except for early distribution penalties described in Section 7), which, for purposes of the Plan, determines the Participant’s interest in the benefit described in the Transfer Account and under this Plan that may be payable to or with respect to the Participant in accordance with and subject to the terms of the Plan; and

(v)                                 subject to such terms and conditions as determined by the Committee, a participant in the Thiokol Deferred Executive Bonus Program who had made a valid and effective election with respect to the commencement and form of payment of the benefit payable to the participant under that program shall have the payment of such benefit payable in accordance with such election as provided below:

(A)                              an effective election made by C. Lathair Munk pursuant to and in accordance with the Thiokol Deferred Executive

Bonus Program shall govern the timing and form of the distribution of the balance of the amounts credited to his account under that program, approximately $9,582.07 as of January 31, 2004, and said election shall be irrevocable, shall be given full effect and shall be enforced under this Plan as if such election had occurred under this Plan, and no other distribution election shall be permitted under this Plan; accordingly, the distribution of such amount payable to C. Lathair Munk subject to this subparagraph (v) shall be payable in two substantially equal annual payments as of September 1, 2004, and September 1, 2005;

(B)                                an effective election made by D. M. Cox pursuant to and in accordance with the Thiokol Deferred Executive Bonus Program shall govern the timing and form of the distribution of the balance of the amounts credited to his account under that program, approximately $59,934.52 as of January 31, 2004, and said election shall be irrevocable, shall be given full effect and shall be enforced under this Plan as if such election had occurred under this Plan, and no other distribution election shall be permitted under this Plan; accordingly, the distribution of such amount payable to D. M. Cox subject to this subparagraph (v) shall be payable in two substantially equal annual payments as of September 1, 2004, and September 1, 2005;

(C)                                an effective election made by B. Jones pursuant to and in accordance with the Thiokol Deferred Executive Bonus Program shall govern the timing and form of the distribution of the balance of the amounts credited to his account under that program, approximately $78,025.78 in total based upon the sum of four sub-accounts with respective credited amounts of $29,999.44, $17,766.13, $11,184.12, and $19,076.09 as of January 31, 2004, and said election shall be irrevocable, shall be given full effect and shall be enforced under this Plan as if such election had occurred under this Plan, and no other distribution election shall be permitted under this Plan; accordingly, the distribution of such amounts payable to B. Jones subject to this subparagraph (v) shall be payable based upon the balance of the amounts credited to each sub-account with the amounts credited to each sub-account payable in substantially equal annual payments as of July 1, 2004,

July 1, 2005, July 1, 2006, July 1, 2007, and July 1, 2008, with each payment with respect to each sub-account to be determined by multiplying the balance of the amount payable to B. Jones with respect to each sub-account determined as of the date of distribution, by a fraction with one (1) as the numerator and the number of payments remaining with respect to each sub-account as the denominator;

(D)                               an effective election made by Oren Phillips pursuant to and in accordance with the Thiokol Deferred Executive Bonus Program shall govern the timing and form of the distribution of the balance of the amounts credited to his account under that program, approximately $26,776.05 as of January 31, 2004, and said election shall be irrevocable, shall be given full effect and shall be enforced under this Plan as if such election had occurred under this Plan, and no other distribution election shall be permitted under this Plan; accordingly, the distribution of such amount payable to Oren Phillips subject to this subparagraph (v) shall be payable in substantially equal annual payments as of June 15, 2005, June 15, 2006, June 15, 2007, June 15, 2008, and June 15, 2009, with each payment to be determined by multiplying the balance of the amount payable to Oren Phillips determined as of the date of distribution, by a fraction with one (1) as the numerator and the number of payments remaining as the denominator; and

(E)                                 an effective election made by D. Shaffer pursuant to and in accordance with the Thiokol Deferred Executive Bonus Program shall govern the timing and form of the distribution of the balance of the amounts credited to his account under that program, approximately $44,586.18 as of January 31, 2004, and said election shall be irrevocable, shall be given full effect and shall be enforced under this Plan as if such election had occurred under this Plan, and no other distribution election shall be permitted under this Plan; accordingly, the distribution of such amounts payable to D. Shaffer subject to this subparagraph (v) shall be payable in substantially equal annual payments over a five (5) year period determined as of the date on which he incurs a Termination of Employment, with each payment to be determined by multiplying the balance of the amount payable to D. Shaffer determined as of the date of distribution, by a fraction with one (1) as the numerator and the number of payments remaining as the denominator.

8.                                      SAVINGS CLAUSE.  Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.